SCHEDULE 14A
             (RULE 14A-101) INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        TEMPLETON EMERGING MARKETS FUND
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


       --------------------------------------------------------------------
       Name of Person(s) Filing Proxy Statement, other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee  computed  on  table  below  per  Exchange  Act  Rules 14a-6(i)(1)  and
    0-11(s)(2).

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:


[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

[LOGO]
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS

                       TEMPLETON EMERGING MARKETS FUND*

                       IMPORTANT SHAREHOLDER INFORMATION

These materials are for the Annual Meeting of Shareholders scheduled for February 28, 2003 at 10:00 a.m. Eastern time. The enclosed materials discuss the proposal (the "Proposal") to be voted on at the meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Templeton Emerging Markets Fund (the "Trust"). If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but do not specify a vote for the Proposal, your proxy will be voted FOR the Proposal.

We urge you to spend a few minutes reviewing the Proposal in the proxy statement. Then, please fill out the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Trust may be able to save money by not having to conduct additional mailings.

We welcome your comments. If you have any questions, call Fund Information at 1-800/DIAL BEN(R) (1-800-342-5236).
-------------------------
* Templeton Emerging Markets Fund, Inc., a Maryland corporation, was reorganized as Templeton Emerging Markets Fund, a Delaware statutory trust, effective November 1, 2002.

                         TELEPHONE AND INTERNET VOTING

  For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.

[LOGO]
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS

                        TEMPLETON EMERGING MARKETS FUND

                 NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders (the "Meeting") of Templeton Emerging Markets Fund (the "Trust") will be held at the Trust's offices, 500 East Broward Boulevard, 12th Floor, Fort Lauderdale, Florida 33394-3091 on February 28, 2003 at 10:00 a.m. Eastern time.

During the Meeting, shareholders of the Trust will vote on the following
Proposal:

.. The election of three Trustees of the Trust to hold office for the terms specified.

                                          By Order of the Board of Trustees,

                                          Barbara J. Green
                                          Secretary

January 13, 2003

                        TEMPLETON EMERGING MARKETS FUND

                                PROXY STATEMENT

..  INFORMATION ABOUT THE TRUST

This is the first annual meeting of the shareholders of the Trust since shareholders approved the Agreement and Plan of Reorganization that provided for the reorganization (the "Reorganization") of the Trust from a Maryland corporation to a Delaware statutory trust. For ease of reference, Templeton Emerging Markets Fund, Inc., the Maryland corporation that preceded the Reorganization, is referred to in this proxy statement as "TEMF Maryland."

On November 1, 2002, the assets of TEMF Maryland were transferred to the Trust with the result that all the former holders of TEMF Maryland common stock are now holders of beneficial interest of the Trust. The details of the Reorganization are set forth in TEMF Maryland's proxy statement dated July 15, 2002.

For purposes of this proxy statement, unless specified otherwise, any reference to the Trust includes a reference to TEMF Maryland.

..  INFORMATION ABOUT VOTING

Who is eligible to vote?

Shareholders of record at the close of business on January 3, 2003 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and proxy statement were first mailed to shareholders of record on or about January 13, 2003.

On what issue am I being asked to vote?

You are being asked to vote on the election of three nominees to the position of Trustee.

How do the Trust's Trustees recommend that I vote?

The Trustees unanimously recommend that you vote FOR the election of the three nominees.

How do I ensure that my vote is accurately recorded?

You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, a control number and separate instructions are enclosed.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for the Proposal, your shares will be voted IN FAVOR of the nominees for Trustee.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Trust that is received at or prior to the Meeting, or by attending the Meeting and voting in person.

..  THE PROPOSAL: ELECTION OF TRUSTEES

How are nominees selected?

The Board of Trustees of the Trust (the "Board" or the "Trustees") has a Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr. (Chairman), Frank J. Crothers, Edith E. Holiday and Gordon S. Macklin, none of whom is an "interested person" as defined by the Investment Company Act of 1940 (the "1940 Act"). Trustees who are not interested persons of the Trust are referred to as the "Independent Trustees" and Trustees who are interested persons of the Trust are referred to as the "Interested Trustees." The Committee is responsible for the selection and nomination of candidates to serve as Trustees of the Trust. The Committee will review shareholders' nominations to fill vacancies on the Board if these nominations are submitted in writing and addressed to the Committee at the Trust's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

Who are the nominees and Trustees?

The Board is divided into three classes. Each class has a term of three years. Each year the term of office of one class expires. This year, the terms of three Trustees expire. Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps have been nominated for three-year terms, set to expire at the 2006 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified. All of the nominees are currently members of the Board. In addition, all of the current nominees and Trustees are also directors or trustees of other Franklin(R) funds and/or Templeton(R) funds (collectively, the "Franklin Templeton funds").

Certain Trustees of the Trust hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles
B. Johnson and Rupert H. Johnson, Jr., who own approximately 17.74% and 14.77%, respectively, of its outstanding shares. Resources, a global investment organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles B. Johnson, Chairman of the Board, Trustee and Vice President of the Trust, and Rupert H. Johnson, Jr., Vice President of the Trust, are brothers. There are no family relationships among any of the Trustees or nominees for Trustee.

Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Trustees.

Listed below, for each nominee and Trustee, are their name, age and address, as well as their position and length of service with the Trust, principal occupation during the past five years, the number of portfolios in the Franklin Templeton Investments fund complex that they oversee, and any other directorships held by the nominee or Trustee.

Nominees for Independent Trustee to serve until 2006 Annual Meeting of
Shareholders:

                                                         Number of
                                                       Portfolios in
                                                         Franklin
                                                         Templeton
                                                        Investments
                                                       Fund Complex
                                         Length of      Overseen by
Name, Age and Address       Position    Time Served      Trustee*       Other Directorships Held
---------------------------------------------------------------------------------------------------
Betty P. Krahmer (73)       Trustee     Since 1990          21                    None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
Director or trustee of various civic associations; and formerly, Economic Analyst, U.S. government.
---------------------------------------------------------------------------------------------------

   Gordon S. Macklin (74)          Trustee        Since 1993        133       Director, White Mountains
     500 East Broward Blvd.                                                   Insurance Group, Ltd.
     Suite 2100                                                               (holding company); Martek
     Fort Lauderdale, FL                                                      Biosciences Corporation;
     33394-3091                                                               MedImmune, Inc.
                                                                              (biotechnology);
                                                                              Overstock.com (Internet
                                                                              services); and Spacehab,
                                                                              Inc. (aerospace services).

   Principal Occupation During Past 5 Years:
   Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and formerly, Chairman, White
   River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until
   1992); and President, National Association of Securities Dealers, Inc. (until 1987).
   -----------------------------------------------------------------------------------------------------------

                                                                Number of
                                                              Portfolios in
                                                                Franklin
                                                                Templeton
                                                               Investments
                                                              Fund Complex
                                              Length of        Overseen by
Name, Age and Address          Position      Time Served        Trustee*         Other Directorships Held
--------------------------------------------------------------------------------------------------------------
Fred R. Millsaps (73)          Trustee       Since 1990            27                      None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
Director of various business and nonprofit organizations; and manager of personal investments (1978-present);
and formerly, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial
Vice President, Florida Power and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta
(1958-1965).
--------------------------------------------------------------------------------------------------------------

Independent Trustees serving until 2005 Annual Meeting of Shareholders:
Harris J. Ashton (70)          Trustee       Since 1992            133            Director, Bar-S Foods
  500 East Broward Blvd.                                                          (meat packing company)
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until
2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
--------------------------------------------------------------------------------------------------------------
Frank J. Crothers (58)         Trustee       Since 1999            17                      None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
Chairman, Atlantic Equipment & Power Ltd.; Vice Chairman, Caribbean Utilities Co. Ltd.; Director and
President, Provo Power Company Ltd.; Director, Caribbean Electric Utility Services Corporation (Chairman until
2002); and director of various other business and nonprofit organizations.
--------------------------------------------------------------------------------------------------------------
S. Joseph Fortunato (70)       Trustee       Since 1992            134                     None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
Attorney; and formerly, member of the law firm of Pitney, Hardin, Kipp & Szuch.
--------------------------------------------------------------------------------------------------------------

                                                               Number of
                                                             Portfolios in
                                                               Franklin
                                                               Templeton
                                                              Investments
                                                             Fund Complex
                                             Length of        Overseen by
Name, Age and Address         Position      Time Served        Trustee*           Other Directorships Held
------------------------------------------------------------------------------------------------------------------
Edith E. Holiday (50)         Trustee       Since 1996            82            Director, Amerada Hess
  500 East Broward Blvd.                                                        Corporation (exploration
  Suite 2100                                                                    and refining of oil and gas);
  Fort Lauderdale, FL                                                           Hercules Incorporated
  33394-3091                                                                    (chemicals, fibers and
                                                                                resins); Beverly Enterprises,
                                                                                Inc. (health care); H.J.
                                                                                Heinz Company (processed
                                                                                foods and allied products);
                                                                                RTI International Metals,
                                                                                Inc. (manufacture and
                                                                                distribution of titanium);
                                                                                and Canadian National
                                                                                Railway (railroad).

Principal Occupation During Past 5 Years:
Director or trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-
1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United
States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------

Interested Trustee serving until 2005 Annual Meeting of Shareholders:
**Nicholas F. Brady (72)      Trustee       Since 1993            21            Director, Amerada Hess
  500 East Broward Blvd.                                                        Corporation (exploration
  Suite 2100                                                                    and refining of oil and gas);
  Fort Lauderdale, FL                                                           C2, Inc. (operating and
  33394-3091                                                                    investment business); and
                                                                                H.J. Heinz Company
                                                                                (processed foods and allied
                                                                                products).

Principal Occupation During Past 5 Years:
Chairman, Templeton Emerging Markets Investment Trust PLC, Darby Overseas Investments, Ltd., Darby
Emerging Markets Investments LDC and Darby Technology Ventures Group, LLC (investment firms)
(1994-present); Director, Templeton Capital Advisors Ltd. and Franklin Templeton Investment Fund; and
formerly, Secretary of the United States Department of the Treasury (1988-1993); Chairman of the Board,
Dillon, Read & Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April 1982-
December 1982).
------------------------------------------------------------------------------------------------------------------

Independent Trustees serving until 2004 Annual Meeting of Shareholders:

                                                                             Number of
                                                                           Portfolios in
                                                                             Franklin
                                                                             Templeton
                                                                            Investments
                                                                           Fund Complex
                                                             Length of      Overseen by
Name, Age and Address                        Position       Time Served      Trustee*     Other Directorships Held
-------------------------------------------------------------------------------------------------------------------
Andrew H. Hines, Jr. (79)                    Trustee        Since 1990          27                  None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
Consultant, Triangle Consulting Group; and formerly, Executive-in-Residence, Eckerd College (1991-2002);
Chairman and Director, Precise Power Corporation (1990-1997); Director, Checkers Drive-In Restaurant, Inc.
(1994-1997); and Chairman of the Board and Chief Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990) and director of various of its subsidiaries.
-------------------------------------------------------------------------------------------------------------------
Constantine D. Tseretopoulos (48)            Trustee        Since 1999          17                  None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
Physician, Lyford Cay Hospital (1987-present); and director of various nonprofit organizations; and formerly,
Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore
Medical Center (1982-1985).
-------------------------------------------------------------------------------------------------------------------

Interested Trustees serving until 2004 Annual Meeting of Shareholders:
**Harmon E. Burns (57)                     Trustee and     Trustee since        34                  None
  One Franklin Parkway                    Vice President   1992 and Vice
  San Mateo, CA                                           President since
  94403-1906                                                   1996

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director,
Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and officer of 48 of the investment companies in Franklin
Templeton Investments.
-------------------------------------------------------------------------------------------------------------------

                                                                        Number of
                                                                      Portfolios in
                                                                        Franklin
                                                                        Templeton
                                                                       Investments
                                                                      Fund Complex
                                                     Length of         Overseen by
Name, Age and Address             Position          Time Served         Trustee*        Other Directorships Held
--------------------------------------------------------------------------------------------------------------------
**Charles B. Johnson (69)       Chairman of         Chairman of            133                    None
  One Franklin Parkway           the Board,          the Board
  San Mateo, CA                 Trustee and        since 1995 and
  94403-1906                   Vice President       Trustee and
                                                   Vice President
                                                     since 1992

Principal Occupation During Past 5 Years:
Chairman of the Board, Chief Executive Officer, Member--Office of the Chairman and Director, Franklin
Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company
International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------

 * We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers, and also may share a common underwriter.
** Nicholas F. Brady, Harmon E. Burns and Charles B. Johnson are "interested persons" of the Trust as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of trustees. Mr. Johnson is considered an interested person of the Trust due to his position as an officer and director and major shareholder of Resources, which is the parent company of the Trust's Investment Manager, and his position with the Trust. Mr. Burns is considered an interested person of the Trust due to his position as an officer and director of Resources and his position with the Trust. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. ("DEMF"). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC ("DTV") in which Darby Overseas is a significant investor and for which Darby Overseas has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby--BBVA Latin America Private Equity Fund, L.P. ("DBVA"), a private equity fund in which Darby Overseas is a significant investor, and the general partner of which Darby Overseas controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd. ("TCAL"), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources. The nominees and remaining Trustees of the Trust are Independent Trustees.

The following tables provide the dollar range of the equity securities of the Trust and of all funds overseen by the Trustees in the Franklin Templeton Investments fund complex beneficially owned by the Trustees of the Trust as of December 31, 2002.

Independent Trustees:

                                                        Aggregate Dollar Range of Equity
                                                     Securities in all Funds Overseen by the
                             Dollar Range of Equity     Trustee in the Franklin Templeton
      Name of Trustee        Securities in the Trust        Investments Fund Complex
--------------------------------------------------------------------------------------------
Harris J. Ashton                  $1 - $10,000                    Over $100,000
Frank J. Crothers                     None                        Over $100,000
S. Joseph Fortunato               $1 - $10,000                    Over $100,000
Andrew H. Hines, Jr.              $1 - $10,000                    Over $100,000
Edith E. Holiday                  $1 - $10,000                    Over $100,000
Betty P. Krahmer                  $1 - $10,000                    Over $100,000
Gordon S. Macklin                 $1 - $10,000                    Over $100,000
Fred R. Millsaps                      None                        Over $100,000
Constantine D. Tseretopoulos          None                        Over $100,000

Interested Trustees:

                                              Aggregate Dollar Range of Equity
                                           Securities in all Funds Overseen by the
                   Dollar Range of Equity     Trustee in the Franklin Templeton
 Name of Trustee   Securities in the Trust        Investments Fund Complex
----------------------------------------------------------------------------------
Nicholas F. Brady       $1 - $10,000                    Over $100,000
Harmon E. Burns             None                        Over $100,000
Charles B. Johnson      $1 - $10,000                    Over $100,000

How often do the Trustees meet and what are they paid?

The role of the Trustees is to provide general oversight of the Trust's business, and to ensure that the Trust is operated for the benefit of shareholders. The Trustees anticipate meeting at least five times during the current fiscal year to review the operations of the Trust and the Trust's investment performance. The Trustees also oversee the services furnished to the Trust by Templeton Asset Management Ltd. --Hong Kong Branch, the Trust's investment manager (the "Investment Manager"), and various other service providers. The Trust currently pays the Independent Trustees and Mr. Brady an annual retainer of $2,000 and a fee of $200 per Board meeting attended. Trustees serving on the Audit Committee of the Trust and other investment companies in Franklin Templeton Investments receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

During the fiscal year ended August 31, 2002, there were seven meetings of the Board, three meetings of the Audit Committee, and four meetings of the Nominating and Compensation Committee. Each Trustee then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served.

Certain Trustees and officers of the Trust are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Trust expenses.

                                                                                  Number of Boards in
                                   Aggregate        Total Compensation from       Franklin Templeton
                             Compensation from the     Franklin Templeton     Investments Fund Complex on
      Name of Trustee               Trust*         Investments Fund Complex**   which Trustee Serves***
---------------------------------------------------------------------------------------------------------
Harris J. Ashton                    $3,168                  $372,100                      45
Nicholas F. Brady                    3,023                   140,500                      15
Frank J. Crothers                    3,083                   100,000                      12
S. Joseph Fortunato                  3,168                   372,941                      46
Andrew H. Hines, Jr.                 3,192                   209,500                      16
Edith E. Holiday                     3,185                   273,635                      25
Betty P. Krahmer                     3,168                   142,500                      15
Gordon S. Macklin                    3,168                   363,512                      45
Fred R. Millsaps                     3,192                   219,500                      16
Constantine D. Tseretopoulos         3,228                   102,500                      12

-------------------------
  *Compensation received for the fiscal year ended August 31, 2002.
 **Received in the calendar year ended December 31, 2002.
***We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 52 registered investment companies, with approximately 155 U.S. based funds or series.

The table above indicates the total fees paid to Trustees by the Trust individually and by all of the funds in Franklin Templeton Investments. These Trustees also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Trustees and the Trust's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can more effectively oversee the management of the funds.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of the fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds, until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing this policy, a board member's fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.

Who are the Executive Officers of the Trust?

Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for each Executive Officer are their name, age and address, as well as their position and length of service with the Trust, and principal occupation during the past five years.

Name, Age and
Address                    Position                 Length of Time Served
-------------------------------------------------------------------------------
Charles B.      Chairman of the Board, Trustee Chairman of the Board since 1995
  Johnson             and Vice President        and Trustee and Vice President
                                                          since 1992

Please refer to the table "Interested Trustees serving until 2004 Annual Meeting of Shareholders" for additional information about Mr. Charles B. Johnson.
-------------------------------------------------------------------------------
Mark Mobius     President and Chief Executive   President since 1987 and Chief
  (66) Two      Officer--Investment Management  Executive Officer--Investment
  Exchange                                          Management since 2002
  Square 39th
  Floor Suite
  3905-08 Hong
  Kong

Principal Occupation During Past 5 Years:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; Executive Vice President and Director, Templeton Global Advisors Limited; officer of six of the investment companies in Franklin Templeton Investments; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc.; and formerly, President, International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).
-------------------------------------------------------------------------------
Rupert H.               Vice President                    Since 1996
  Johnson, Jr.
  (62) One
  Franklin
  Parkway San
  Mateo,
  CA 94403-1906

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin
Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
Harmon E. Burns   Trustee and Vice President     Trustee since 1992 and Vice
                                                     President since 1996

Please refer to the table "Interested Trustees serving until 2004 Annual Meeting of Shareholders" for additional information about Mr. Harmon E. Burns.
-------------------------------------------------------------------------------

Name, Age and Address                Position             Length of Time Served
-------------------------------------------------------------------------------
Martin L. Flanagan                Vice President               Since 1989
  (42) One Franklin
  Parkway San Mateo,
  CA 94403-1906

Principal Occupation During Past 5 Years:
President, Member--Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive
Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
Jeffrey A. Everett                Vice President               Since 2001
  (38) P.O. Box
  N-7759 Lyford Cay,
  Nassau Bahamas

Principal Occupation During Past 5 Years:
President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton Investments; and formerly, Investment Officer, First Pennsylvania Investment Research (until 1989).
-------------------------------------------------------------------------------
Jimmy D. Gambill          Senior Vice President and Chief      Since 2002
  (55) 500 East Broward   Executive Officer--Finance and
  Blvd. Suite 2100 Fort           Administration
  Lauderdale,
  FL 33394-3091

Principal Occupation During Past 5 Years:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 50 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
John R. Kay (62) 500              Vice President               Since 1994
  East Broward
  Blvd. Suite 2100 Fort
  Lauderdale,
  FL 33394-3091

Principal Occupation During Past 5 Years:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of one of the other subsidiaries of Franklin Resources, Inc. and of 20 of the investment companies in Franklin Templeton Investments; and formerly, Vice President and Controller, Keystone Group, Inc.
-------------------------------------------------------------------------------

 Name, Age and
 Address                         Position             Length of Time Served
 -----------------------------------------------------------------------------
 Murray L. Simpson          Vice President and              Since 2000
   (65) One Franklin       Assistant Secretary
   Parkway San
   Mateo,
   CA 94403-1906

 Principal Occupation During Past 5 Years:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and formerly, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
 -----------------------------------------------------------------------------
 Barbara J. Green      Vice President and Secretary    Vice President since
   (55) One Franklin                                 2000 and Secretary since
   Parkway San                                                 1996
   Mateo,
   CA 94403-1906

 Principal Occupation During Past 5 Years:
 Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc. and officer of one of the other subsidiaries of Franklin Resources, Inc., and of 50 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney
 Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney,
 Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
 -----------------------------------------------------------------------------
 David P. Goss         Vice President and Assistant         Since 2000
   (55) One Franklin            Secretary
   Parkway San
   Mateo,
   CA 94403-1906

 Principal Occupation During Past 5 Years:
 Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and formerly, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
 -----------------------------------------------------------------------------
 Michael O. Magdol    Vice President--AML Compliance        Since 2002
   (65) 600 5th
   Avenue Rockefeller
   Center New York,
   NY 10048-0772

 Principal Occupation During Past 5 Years:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals, Inc. and Lingnan Foundation; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
 -----------------------------------------------------------------------------

Name, Age and Address                     Position                     Length of Time Served
-----------------------------------------------------------------------------------------------------
Bruce S. Rosenberg (41)         Treasurer and Chief Financial          Treasurer since 2000
  500 East Broward Blvd.                   Officer                  and Chief Financial Officer
  Suite 2100                                                                since 2002
  Fort Lauderdale, FL
  33394-3091

Principal Occupation During Past 5 Years:
Vice President, Franklin Templeton Services, LLC; and officer of some of the subsidiaries of Franklin
Resources, Inc. and of 16 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires officers, Trustees and persons who own more than 10% of the Trust's shares ("10% beneficial owners") to file reports of ownership and changes in ownership with the U.S. Securities and Exchange Commission (the "SEC"). During the fiscal year ended August 31, 2002, Michael O. Magdol inadvertently filed a late Form 3, initial statement of beneficial ownership of securities, following his appointment as an officer of the Fund in May 2002. No other officer, Trustee or 10% beneficial owner of the Trust failed to file ownership reports on a timely basis for the fiscal year ended August 31, 2002. This information is based upon review of the copies of such forms received or written representations from the individuals required to make Section 16(a) reports on the Trust's shares.

..  ADDITIONAL INFORMATION ABOUT THE TRUST

The Investment Manager. The Investment Manager of the Trust is Templeton Asset Management Ltd. --Hong Kong Branch, a Singapore company with a branch office at Two Exchange Square, Hong Kong. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Trust assets. The Investment Manager is an indirect, wholly owned subsidiary of Resources.

The Administrator. The administrator of the Trust is Franklin Templeton Services, LLC ("FT Services") with offices at One Franklin Parkway, San Mateo, California 94403-1906. FT Services is an indirect, wholly owned subsidiary of Resources. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Trust.

The Transfer Agent. The transfer agent, registrar and dividend disbursement agent for the Trust is Mellon Investor Services LLC, 85 Challenger Road, Ridgefield Park, New Jersey 07660.

The Custodian. The custodian for the Trust is JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245.

Other Matters. The Trust's last audited financial statements and annual report for the fiscal year ended August 31, 2002 are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

As of January 3, 2003, the Trust had 17,656,437 shares outstanding and total net assets of $152,902,143. The Trust's shares are listed on the NYSE (Symbol:
EMF) and on the Pacific Exchange, Inc. From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Trust's management, as of January 3, 2003, there were no other entities holding beneficially or of record more than 5% of the Trust's outstanding shares. In addition, to the knowledge of the Trust's management, as of January 3, 2003, no nominee or Trustee of the Trust owned 1% or more of the outstanding shares of the Trust, and the Trustees and officers of the Trust owned, as a group, less than 1% of the outstanding shares of the Trust.

..  AUDIT COMMITTEE

The Board has a standing Audit Committee consisting of Messrs. Millsaps (Chairman), Crothers, Hines and Tseretopoulos, all of whom are Independent Trustees and also are considered to be "independent" as that term is defined by the NYSE's listing standards. The Audit Committee reviews the maintenance of the Trust's records and the safekeeping arrangements of the Trust's custodian, reviews both the audit and non-audit work of the Trust's independent auditors, and submits a recommendation to the Board as to the selection of independent auditors.

Selection of Independent Auditors. Upon the recommendation of the Audit Committee, the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of the Trust for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Audit Fees. The aggregate fees paid to PwC in connection with the annual audit of the Trust's financial statements for the fiscal year ended August 31, 2002 were $18,759.

Financial Information Systems Design and Implementation Fees. PwC did not render any services with respect to financial information systems design and implementation during the fiscal year ended August 31, 2002 to the Trust or entities affiliated with the Trust that provide services to the Trust.

All Other Fees. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Trust or entities affiliated with the Trust that provide services to the Trust for the fiscal year ended August 31, 2002 were $271. The Audit Committee of the Trust has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.

Audit Committee Report. The Board has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. A copy of the charter is attached as Exhibit A to this proxy statement.

As required by the charter, the Audit Committee reviewed the Trust's audited financial statements and met with management, as well as with PwC, the Trust's independent auditors, to discuss the financial statements.

The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PwC, their independence, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies the Trust's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the Trust's accounting principles.

Based on its discussions with management and the Trust's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Trust's Annual Report to Shareholders for the fiscal year ended August 31, 2002 for filing with the U.S. Securities and Exchange Commission.

                                        AUDIT COMMITTEE

                                          Fred R. Millsaps (Chairman)
                                          Frank J. Crothers
                                          Andrew H. Hines, Jr.
                                          Constantine D. Tseretopoulos

..  FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. Your vote is being solicited by the Board of Trustees of the Trust. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Trust. The Trust reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Trust may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Trust expects that the solicitation would be primarily by mail, but may also include telephone, telecopy or oral solicitations. If the Trust does not receive your proxy by a certain time you may receive a telephone call from a proxy soliciting agent asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $5,000, plus expenses. The Trust does not reimburse Trustees and officers of the Trust, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Trust intends to pay all costs associated with the solicitation and the Meeting.

Voting by Broker-Dealers. The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Trust in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Trust understands that NYSE Rules permit the broker-dealers to vote on the Proposal on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

Quorum. A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Method of Tabulation. The Proposal to elect Trustees requires the affirmative vote of the holders of a plurality of the Trust's shares present and voting on the Proposal at the Meeting. Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the Proposal.

Simultaneous Meetings. The Meeting is to be held at the same time as the annual meetings of shareholders of Templeton Emerging Markets Income Fund, Inc. and Templeton Global Income Fund, Inc. If any shareholder at the Meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the Meeting to a time promptly after the simultaneous meeting, the persons designated as proxies will vote in favor of such adjournment.

Adjournment. The Chairman of the Board, the presiding officer of the Trust for the Meeting, and the holders of a majority of the shares present (in person or by proxy) and entitled to vote at the Meeting, each may adjourn the Meeting. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve the Proposal, or for any other reason consistent with Delaware law and the Trust's By-Laws, including to allow for the further solicitation of proxies. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Trust on questions of adjournment.

Shareholder Proposals. The Trust anticipates that its next annual meeting will be held on or about February 27, 2004. A shareholder who wishes to submit a proposal for consideration for inclusion in the Trust's proxy statement for the 2004 Annual Meeting of Shareholders must send such written proposal to the Trust's offices, at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention: Secretary, so that it is received no later than September 15, 2003 in order to be included in the Trust's proxy statement and proxy card relating to that meeting and presented at the meeting.

A shareholder of the Trust who has not submitted a written proposal for inclusion in the Trust's proxy statement by September 15, 2003, as described above, may nonetheless present a proposal at the Trust's 2004 Annual Meeting of Shareholders if such shareholder notifies the Trust at the Trust's offices, of such proposal not earlier than September 30, 2003 and not later than October 30, 2003. If a shareholder fails to give notice within these dates, then the matter shall not be eligible for consideration at the shareholders' meeting. If, notwithstanding the effect of the foregoing notice provisions, a shareholder proposal is acted upon at the 2004 Annual Meeting of Shareholders, the persons designated as proxy holders for proxies solicited by the Board of Trustees for the 2004 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any shareholder proposal not received by the Trust at the Trust's offices by November 29, 2003. A shareholder proposal may be presented at the 2004 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

In addition to the requirements set forth above, a shareholder must comply with the following:

    1. A shareholder intending to present a proposal must (i) be entitled to vote at the meeting; (ii) comply with the notice procedures set forth in this proxy statement; and (iii) have been a shareholder of record at the time the shareholder's notice was received by the Trust.

    2. Each notice regarding nominations for the election of Trustees shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; (iii) the number of outstanding shares of the Trust which are beneficially owned by each such nominee; and (iv) all such other information regarding each such nominee that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such nominee been nominated by the Trustees of the Trust. In addition, the shareholder making such nomination shall promptly provide any other information reasonably requested by the Trust.

    3. Each notice regarding business proposals shall set forth as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Trust's books, of the shareholder proposing such business; (iii) the number of outstanding shares of the Trust which are beneficially owned by the shareholder; (iv) any material interest of the shareholder in such business; and (v) all such other information regarding each such matter that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such matter been proposed by the Trustees of the Trust.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust's proxy statement or presented at the meeting.

                                          By Order of the Board of Trustees,

                                          Barbara J. Green
                                          Secretary

January 13, 2003

                                                                      EXHIBIT A

                            AUDIT COMMITTEE CHARTER

                              of Templeton Funds

                            As Amended and Restated

PURPOSE AND COMPOSITION

The primary purpose of the Audit Committee is to oversee for the Templeton Funds (each, a "Fund" and collectively, the "Funds") the Fund's accounting and financial reporting policies and practices and internal controls, assure the quality and objectivity of the independent audit and the Fund's financial statements, act as a liaison between the Board of Directors/Trustees and the Fund's external and internal auditors, and periodically report to the Board of Directors/Trustees. The function of the Audit Committee is oversight with respect to the integrity of the financial statements. The maintenance of adequate systems of internal control is the responsibility of Fund management. This Charter affirms and recognizes that the independent auditors for the Fund are ultimately accountable to the Board of Directors/Trustees and the Audit Committee.

The Committee shall consist of Directors/Trustees that are non-interested Directors/Trustees as defined in the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Directors/Trustees"). Audit Committee members shall be selected by a majority of the Independent Directors/Trustees of the Fund. One member shall be designated by the Audit Committee members as Chairman of the Audit Committee. Additionally, an Audit Committee of a New York Stock Exchange, Inc. ("NYSE") listed Fund will consist of not fewer than three Independent Directors/Trustees and shall satisfy the qualification requirements of Independence provided in Section 303 of Section 3 of the NYSE Listed Company Manual, as may be amended from time to time.

DUTIES AND RESPONSIBILITIES

The Audit Committee shall have the following duties and responsibilities:

.. The Audit Committee and the Board of Directors/Trustees shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for shareholder approval in any proxy statement).

.. Review audits of the financial records of the Fund and the audit report of the independent auditors.

.. Confer with management of the Fund and the independent auditors regarding accounting and financial statement matters.

.. Review the annual audit plan of the independent auditors to provide reasonable assurance that the major risk exposure areas of the Fund are adequately audited. Discuss the extent of reliance by independent auditors on work of the internal auditors

.. Review fee arrangements of the independent auditors as negotiated by management.

.. Review Statement on Auditing Standards No. 61 issues with the independent auditors. This Statement governs the required communication of independent auditors with audit committees and includes such items as independence, disagreements with management, management judgments and accounting estimates, and significant accounting policies. The Audit Committee will request that the independent auditors provide a written statement on a periodic basis delineating all relationships between the independent auditors and the Fund and its manager, and actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors. It will recommend, when necessary, the the Board of Directors/Trustees take appropriate action in response to the independent auditors' report to satisfy itself of the auditors' independence.

.. Review with management and the independent auditors the Fund's financial disclosure documents filed with the U.S. Securities and Exchange Commission ("SEC") (e.g., annual financial statements) and to assure that independent auditors have been engaged to review such financial statements of the Fund as may from time to time be required to be reviewed by independent auditors by rule of the SEC and in the case of a Fund that is listed on the NYSE, by rule of the NYSE.

.. Following completion of the annual audit, review with management and the independent auditors the findings and recommendations on internal control and accounting procedures as presented in the independent auditors' management letter required by Independence Standards Board No. 1, as may be modified or supplemented, together with applicable management responses.

.. As necessary, consult with the Fund's Treasurer regarding the adequacy of internal accounting controls and the ongoing findings of the internal auditors.

.. Confer with counsel regarding Legal Department investigations and any material pending litigation. Review with management and the independent auditors the expected impact of any such matters on the financial statements.

.. Obtain guidance from the independent auditors on new pronouncements by the FASB, AICPA, SEC or others having an effective date subsequent to the year-end which will require accounting policy changes or additional disclosures in future financial statements and the anticipated effect. Review the independent auditors' views as to desirability and means of early adoption.

.. Review bases of accounting and valuation for marketable securities, changes in the market value since year-end, method of determining market value of securities not publicly traded and marketability of all items included in this classification, including any material pricing errors for the Fund for the period.

.. Review the cooperation of management in promptly furnishing all information requested by the independent auditors.

.. Review whether all reports of the internal auditors were made available for the independent auditors' review. The extent to which the independent auditors have read such reports and reviewed working papers and work programs in support thereof should be made known to the Audit Committee, along with reliance on such work and impact upon audit scope.

..  As necessary, review inspection reports from regulatory authorities.

.. Approve, and recommend approval by the Board of Directors/Trustees of, the Fund's dividends and distributions (including declaration, record and payment dates).

MEETINGS

The Audit Committee shall hold meetings at such times as deemed necessary by the Chairman of the Audit Committee or the President of the Fund. Reasonable notice of all meetings shall be given at the direction of the Chairman of the Audit Committee. The agenda shall be established by the Chairman of the Audit Committee.

A majority of the members shall constitute a quorum of the Audit Committee for the transaction of its business.

The Treasurer will have an independent reporting relationship and accountability to the Audit Committee and serve as a liaison between the Fund and the Audit Committee.

The Secretary shall give notice of and shall customarily attend all meetings of the Audit Committee. The Chairman of the Audit Committee may invite other Fund officers to participate in Audit Committee meetings. The Audit Committee may, at its discretion, meet in executive session without the presence of Fund officers.

REPORTING

At the close of the Fund's fiscal year, the Chairman of the Audit Committee shall report to the Board of Directors/Trustees on the results of its reviews and make such recommendations as deemed appropriate and at such other times as the Board of Directors/Trustees requests or as the Audit Committee deems appropriate. The Committee will keep minutes of its meetings and will make such minutes available as requested to the full Board for its review.

ANNUAL CHARTER REVIEW

The Audit Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes as may be deemed necessary to the full Board of Directors/Trustees. With respect to any subsequent changes to the composition of the Audit Committee of a NYSE listed Fund, and otherwise approximately once each year, a NYSE listed Fund will submit to the NYSE the NYSE's Written Affirmation in accordance with Section 303.02 of the NYSE Listed Company Manual.

                                                              TLEMF PROXY 01/03

                         TEMPLETON EMERGING MARKETS FUND
               ANNUAL MEETING OF SHAREHOLDERS - FEBRUARY 28, 2003

The undersigned hereby revokes all previous proxies for his/her shares and appoints BARBARA J. GREEN, BRUCE S. ROSENBERG and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Emerging Markets Fund (the "Trust") that the undersigned is entitled to vote at the Trust's Annual Meeting of Shareholders (the "Meeting") to be held at 500 East Broward Blvd., 12th Floor, Fort Lauderdale, Florida 33394 at 10:00 a.m., Eastern time, on the 28th day of February, 2003, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE PROPOSAL (INCLUDING ALL NOMINEES FOR TRSUTEE). IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

                 (CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE)

                              FOLD AND DETACH HERE

                                                   PLEASE MARK VOTES AS
                                                   INDICATED IN THIS
                                                   EXAMPLE                [X]

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.


Proposal - Election of Trustees.

     FOR all nominees               WITHHOLD          Nominees: 01 Betty P. Krahmer, 02 Gordon S. Macklin
    listed (except as              AUTHORITY          and 03 Fred R. Millsaps
   marked to the right)         to vote for all
                                nominees listed

         [ ]                         [ ]              TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
                                                      NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE
                                                      BELOW.

                                                      ------------------------------------------------------------




I PLAN TO ATTEND THE MEETING.             YES      NO
                                          [ ]      [ ]


SIGNATURE(S):                                           DATED            , 2003
             ------------------------------------------       -----------
Please sign exactly as your name appears on this proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

                              FOLD AND DETACH HERE